FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle Rising Dividend Fund
First Eagle Small Cap Opportunity Fund
First Eagle U.S. Smid Cap Opportunity Fund
First Eagle Global Real Assets Fund
First Eagle High Yield Municipal Fund
First Eagle Short Duration High Yield Municipal Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED MARCH 7, 2025
TO PROSPECTUS DATED MARCH 1, 2025

On March 3, 2025, First Eagle Holdings, Inc. announced a definitive agreement under which funds managed by Genstar Capital will make a majority investment in First Eagle Holdings, Inc. First Eagle Holdings, Inc. is the parent company to First Eagle Investment Management, LLC, which is the investment adviser to each of the First Eagle Funds (each a “Fund,” and together the “Funds”). Genstar Capital is a private equity firm focused on investments in targeted segments of the financial services, healthcare, industrials, and software industries.

The transaction will involve the buyout of all interests in First Eagle Holdings, Inc. currently held by funds indirectly controlled by Blackstone Inc. and Corsair Capital LLC and certain related co-investors. The transaction is expected to be completed in the second half of 2025, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

As required under the Investment Company Act of 1940, closing of the transaction will be deemed an “assignment” of the current investment management agreements between the First Eagle Funds and First Eagle Investment Management, LLC with respect to each of the Funds, which will result in automatic termination of the agreements. It is anticipated that the Board of Trustees of the First Eagle Funds (the “Board”) will consider new substantially identical investment management agreements with First Eagle Investment Management, LLC with respect to each Fund. If approved by the Board, the new agreement will be presented to the shareholders of each Fund for approval, and, if so approved by shareholders, will take effect upon closing of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in any Fund’s investment objectives or policies.

*  *  *  *

The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2025. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Fund Management.”